FIRST AMENDMENT TO AMENDED AND RESTATED UNCOMMITTED SENIOR REVOLVING SECURED LINE OF CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED UNCOMMITTED SENIOR REVOLVING SECURED LINE OF CREDIT AGREEMENT (“Amendment”), is entered into effective as of September 18, 2024 by and between ExchangeRight Real Estate, LLC, a California limited liability company (“ExchangeRight”), and ExchangeRight Income Fund Operating Partnership, LP, a Delaware limited partnership (“Lender”), with reference to the facts set forth below. All terms with initial capital letters not otherwise defined herein shall have the meanings set forth in the Original Agreement.

RECITALS

A. The parties entered into that certain Amended and Restated Uncommitted Senior Revolving Secured Line of Credit Agreement dated April 4, 2022 (the “Original Agreement”).

B. The parties now desire to amend the Original Agreement to make revisions to the Original Agreement as the parties deem appropriate.

AGREEMENT

NOW, THEREFORE, with reference to the foregoing Recitals, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Section 6 of the Original Agreement is hereby restated in its entirety to read in full as set forth below:

“6. Facility Payments.

(a) When any SPE Property is sold or transferred (other than to a wholly owned subsidiary of the SPE or a 2nd Tier SPE), in whole or in part, which SPE Property has been acquired using principal drawn from the Facility, ExchangeRight must repay the respective principal balance of the Facility associated with such SPE Property no later than the day before the last day of Lender’s fiscal quarter in which the sale or transfer occurs.

(b) The parties acknowledge and agree that beginning July 1, 2024 the following fees shall be payable to Lender in connection with providing the Facility to Lender:

(i) A one quarter percent (0.25%) unused Facility fee (the “Unused Facility Fee”), which Unused Facility Fee shall be calculated as the total available Facility amount (i.e., $250,000,000) less the drawn amount and taking the average of that unused Facility balance on a daily basis and multiplying it by an annualized one quarter percent (0.25%) rate, which Unused Facility Fee shall be payable by ExchangeRight quarterly in arrears; and

(ii) A one quarter percent (0.25%) annual access fee (the “Annual Access Fee”), which shall be calculated as the total available Facility amount (i.e., $250,000,000) multiplied by an annualized one quarter percent (0.25%) rate on a daily basis, which Annual Access Fee shall be payable by ExchangeRight quarterly in arrears.”

2.
Miscellaneous
(a)
Further Acts. Each party hereto agrees to perform any and all further acts and/or execute and deliver (with acknowledgement, verification, and/or affidavit, if require) any further documents and instruments, as may be reasonably necessary or desirable to implement and/or accomplish the provisions of this Amendment and the transactions contemplated herein.
(b)
Remainder of the Original Agreement. Except as expressly modified hereby all other terms and provisions of the Original Agreement shall remain in full force and effect, are incorporated herein by this reference, and shall govern the conduct of the parties hereto; provided, however, to the extent of any inconsistency between the provisions of the Original Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.
(c)
Severability of Provisions. Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment which are valid, enforceable and legal.
(d)
Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument, respectively. Executed copies of the signature pages of this Agreement sent by facsimile or transmitted electronically in either Tagged Image Format Files or Portable Document Format shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.
(e)
Entire Agreement. This Amendment and the Original Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.
(f)
Governing Law. This Amendment shall be governed by, and construed under, the laws of the State of California (without regard to conflict of laws principles), all rights and remedies being governed by said laws.
(g)
Amendments. This Amendment may not be modified, altered, supplemented or amended except pursuant to a written agreement executed and delivered by the parties hereto.

[Signatures follow on following page.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Amendment as of the date first set forth above.

ExchangeRight: ExchangeRight Real Estate, LLC,

a California limited liability company

By: /s/ Warren Thomas

Name: Warren Thomas

Title: Manager

LENDER: ExchangeRight Income Fund Operating Partnership, LP, a Delaware limited partnership,

By: ExchangeRight Income Fund,

a Maryland statutory trust;

its general partner

By:/s/ Warren Thomas

Name: Warren Thomas

Title: Manager

- Signature Page to First Amendment to Amended and Restated
Uncommitted Senior Revolving Secured Line of Credit Agreement dated April 4, 2022 -